Exhibit 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, John D. Heaton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Nanometrics Incorporated on Form 10-Q/A for the quarterly period ended April 3, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.




Date: August 23, 2004               By: /s/ John D. Heaton
                                       -----------------------------------------
                                    Name:      John D. Heaton
                                    Title:     Chief Executive Officer




I, Paul B. Nolan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Nanometrics Incorporated on Form 10-Q/A for the quarterly period ended April 3, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.



Date: August 23, 2004               By: /s/ Paul B. Nolan
                                       -----------------------------------------
                                    Name:      Paul B. Nolan
                                    Title:     Chief Financial Officer


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